UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d)

of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 28, 2019

SALEM MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	SALM	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

TABLE OF CONTENTS

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

EXHIBIT INDEX

SIGNATURE

EXHIBIT 99.1

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

New Employment Agreement with Edward G. Atsinger III

On June 28, 2019, Salem Communications Holding Corporation (“HoldCo”), a wholly-owned subsidiary of Salem Media Group, Inc. (the “Company”), approved a new employment agreement with Edward G. Atsinger III pursuant to which Mr. Atsinger will continue to serve as the Company’s Chief Executive Officer. The Compensation Committee of the Board of Directors of the Company has also approved the terms of Mr. Atsinger’s agreement. This new agreement became fully executed by all parties on July 1, 2019.

Mr. Atsinger’s current employment agreement with HoldCo is scheduled to expire on June 30, 2019. The term of Mr. Atsinger’s new employment agreement will commence on July 1, 2019 and continue until December 31, 2021 unless terminated earlier pursuant to the terms of the agreement. On July 1, 2019, Mr. Atsinger’s new employment agreement will supersede and replace the employment agreement entered into by HoldCo and Mr. Atsinger as of July 1, 2016.

The employment agreement provides that Mr. Atsinger will receive base salary at an annual rate of One Million Dollars ($1,000,000). Mr. Atsinger shall have an option, exercisable on three separate occasions (“Exercise Date”) during the Term, to receive up to 40% of his Base Salary in shares of the Company’s Class A Restricted Common Stock (“Stock Compensation”) during a subsequent six (6) or twelve (12) month period of time. The first Exercise Date shall be no later than July 1, 2019 and shall apply to the period from July 1, 2019 through December 31, 2019. The second and third Exercise Dates shall be no later than December 31, 2019 and December 31, 2020 and shall cover the following twelve (12) months respectively. Mr. Atsinger will also be eligible for an annual merit bonus in an amount to be determined at the discretion of the Company’s Board of Directors. Shares issued to Mr. Atsinger as Stock Compensation will be forfeited without compensation if Mr. Atsinger is terminated for “cause” or resigns without “good reason” within (i) two years of the first Exercise Date or second Exercise Date, respectively, with respect to shares issued as Stock Compensation in connection with the first Exercise Date or second Exercise Date or (ii) one year of the third Exercise Date with respect to shares issued as Stock Compensation in connection with the third Exercise Date.

Additional benefits under Mr. Atsinger’s employment agreement include: (a) reimbursement for 100% of the costs of all medical expenses for Mr. Atsinger, including all vision, health and dental expenses incurred by Mr. Atsinger that are not otherwise covered by the Company’s medical benefits program, full reimbursement for all medical-related travel costs and full reimbursement for any applicable income or employment taxes associated therewith, (b) an automobile allowance, (c) the right to receive the death benefit on a split-dollar life insurance policy pursuant to a separate Split Dollar Life Insurance Agreement entered into by Mr. Atsinger and the Company, and (d) payment by the Company for all regulatory filing fees associated with any stock or stock-based (including stock options) compensation received by Mr. Atsinger or as a result of Mr. Atsinger’s beneficial ownership of Company stock (including full reimbursement for any income or employment taxes applicable to the payment of such fees).

Mr. Atsinger’s employment agreement generally provides that if Mr. Atsinger’s employment is terminated as a result of a “disability” (as defined in the employment agreement), HoldCo will: (a) pay Mr. Atsinger the accrued portion of his salary and bonus through the termination date of the employment agreement, (b) pay a severance equal to 100% of Mr. Atsinger’s then-current base salary for a period of fifteen (15) months without offset of any disability payments Mr. Atsinger may receive, and (c) as of the termination date, accelerate 100% of the vesting of any then unvested or time-vested stock options previously granted to Mr. Atsinger by the Company.

If Mr. Atsinger’s employment is terminated by HoldCo without “cause” or by Mr. Atsinger for “good reason” (as defined in the employment agreement), HoldCo will pay Mr. Atsinger as severance an amount equal to his then base salary for six (6) months or the remainder of the term of the employment agreement, whichever period is longer, with acceleration of 100% of the vesting of any then unvested or time-vested stock options previously granted to Mr. Atsinger by the Company.

If Mr. Atsinger dies prior to the expiration of the term, HoldCo will pay his estate an amount equal to the accrued portion of any salary and bonus for Mr. Atsinger through the termination date, provide continued coverage of Mr. Atsinger’s dependents under all applicable Company benefit plans/programs for a period of twelve (12) months from the termination date and acceleration of 100% of the vesting of any then unvested or time-vested stock options previously granted to Mr. Atsinger by the Company.

Mr. Atsinger’s employment agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

ITEM 9.01(d) FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(d) Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Employment Agreement with Edward G. Atsinger III dated as of July 1, 2019.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Employment Agreement with Edward G. Atsinger III dated as of July 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: July 3, 2019	By:/s/CHRISTOPHER J. HENDERSON
Christopher J. Henderson
Executive Vice President, General Counsel and Secretary